UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 18, 2008
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 628-2111
INAPPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On November 19, 2008, the Compensation Committee of the Company’s Board of Directors unanimously approved an amendment to the Company’s 2004 Equity Incentive Plan (the “EIP”) to permit the Company to grant restricted stock units as a form of incentive compensation under the EIP, and to change the required minimum period for vesting for awards of restricted stock and restricted stock units from three years to six months, all in order to provide the Company with greater flexibility in structuring awards of incentive compensation. This summary of the material amendments to the EIP is qualified by the text of the EIP, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by this reference.
     On November 19, 2008, the Compensation Committee of the Company’s Board of Directors unanimously approved an amendment to the Company’s Executive Deferred Compensation Plan (the “EDCP”) to clarify that compensation deferred by an executive into the EDCP is subject to the Company’s clawback policy and may be recaptured by the Company in accordance with the terms of that policy. This summary of the material amendments to the EDCP is qualified by the text of the EDCP, as amended, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by this reference.
     On November 19, 2008, the Board of Directors of the Company, upon recommendation of its Compensation Committee, amended the Company’s Leadership Separation Plan (the “LSP”) to remove the positions of President, President — Stores and President — Merchandising from eligibility to receive benefits under the LSP. In addition, the LSP was amended to clarify its classification under the Employee Retirement Income Security Act of 1974, to amend the LSP to conform with the requirements under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and to delegate to the Compensation Committee and the Company’s Executive Vice President — Human Resources and Diversity Affairs, the Board’s authority to make plan amendments and administrative changes, respectively, to the LSP. This summary of the material amendments to the LSP is qualified by the text of the LSP, as amended, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and which is incorporated herein by this reference.
     On November 19, 2008, the Board of Directors of the Company, upon recommendation of its Compensation Committee, amended the Company’s Supplemental Executive Retirement Plan (the “SERP”) to conform with the requirements under Section 409A of the Code. The amendments include inserting within the SERP 409A-required definitions of disability and separation from active employment. In addition, the amendments include clarifying that benefit payments may not be accelerated unless permitted by 409A and clarifying that key employees are subject to a six-month wait for payment of benefits. In addition, the approved amendments to the SERP include certain revisions intended to make the SERP more consistent with the Company’s other benefit plans, including the clarification that benefits payable under the SERP are subject to recapture pursuant to the Company’s clawback policy, and the clarification of the authority of the Compensation Committee and the Company’s Executive Vice President — Human Resources and Diversity Affairs to make certain future amendments and administrative changes, respectively, to the SERP. This summary of the material amendments to the SERP is qualified by the text of the SERP, as amended, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and which is incorporated herein by this reference.
(d) Effective November 18, 2008, the Board of Directors of the Company, upon recommendation of its Corporate Governance and Nominating Committee, appointed Robert D. Walter, former Chief Executive Officer of Cardinal Health, Inc., to the Board of Directors of Nordstrom.
     Mr. Walter will receive compensation for his service on the Board in accordance with the terms described under the caption “Director Compensation” of the Company’s proxy statement that was filed with the Securities and Exchange Commission on April 10, 2008.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On November 19, 2008, the Board of Directors of the Company approved certain amendments to the Company’s Bylaws.
— The Bylaws were amended to revise Section 12 of Article II to clarify that the procedures set forth in the Bylaws are the exclusive means for a shareholder to submit nominees for director.
— The Bylaws were amended to revise Section 13 of Article II to clarify that the procedures set forth in the Bylaws are the exclusive means for a shareholder to submit business for consideration at an Annual or Special Meeting of Shareholders.
— The Bylaws were amended to revise Sections 12 and 13 of Article II to expand the disclosures that a shareholder must provide when submitting a director nomination or other business proposal, respectively, to include: (i) certain details about all ownership interests in the Company by the shareholder and any beneficial owner on whose behalf the director nomination or proposal is made, such as any derivative, swap, short positions or hedging transactions, (ii) a description of any performance related fees associated with the value of Company stock that the shareholder may receive, and (iii) a representation to update the required information. In addition, these sections were revised to clarify the applicability of the advance notice provisions to all director nominations or other business proposal, respectively, whether submitted for inclusion in the Company’s proxy statement or included in an independently financed proxy statement, and to clarify the applicability of the advance notice provisions at both Annual and Special Meetings of the Company’s shareholders.
— The Bylaws were amended to revise Article XI to clarify that the right of a member of the Company’s Board of Directors to indemnification in connection with claims or losses incurred as a director includes a right to expense advancement and vests at the time the individual becomes a member of the Board.
The preceding is qualified in its entirety by reference to the Company’s Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
ITEM 8.01 Other Events.
     On November 19, 2008, the Company issued a press release announcing that its Board of Directors had approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

3.1	Bylaws, as amended and restated on November 19, 2008

10.1	Nordstrom, Inc. 2004 Equity Incentive Plan (2008 Amendment)

10.2	Amendment 2008-2 to the Nordstrom Executive Deferred Compensation Plan (2007 Restatement)

10.3	Amendment 2008-1 to the Nordstrom Leadership Separation Plan

10.4	Nordstrom, Inc. Supplemental Executive Retirement Plan (2008 Restatement)

99.1	Press Release dated November 19, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ David G. Johansen
David G. Johansen
Vice President and Secretary

Dated: November 24, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

3.1	Bylaws, as amended and restated on November 19, 2008

10.1	Nordstrom, Inc. 2004 Equity Incentive Plan (2008 Amendment)

10.2	Amendment 2008-2 to the Nordstrom Executive Deferred Compensation Plan (2007 Restatement)

10.3	Amendment 2008-1 to the Nordstrom Leadership Separation Plan

10.4	Nordstrom, Inc. Supplemental Executive Retirement Plan (2008 Restatement)

99.1	Press Release dated November 19, 2008.